Exhibit 10.1

Ninth Amendment to Issuer Repurchase Plan

(under Rules 10b-18 and 10b5-1 of the Securities Exchange Act of 1934)

This Ninth Amendment to Issuer Repurchase Plan dated December 5, 2024 (the “Ninth Amendment”), entered into by and between eXp World Holdings, Inc. (“Purchaser” or “Issuer”) and Stephens Inc. (“Stephens”), amends that certain Issuer Repurchase Plan dated January 10, 2022 (the “2022 Purchase Plan”), which was previously amended by the First Amendment to Issuer Repurchase Plan, dated May 6, 2022 (the “First Amendment”), the Second Amendment to Issuer Repurchase Plan, dated September 27, 2022 (the “Second Amendment”), the Third Amendment to Issuer Repurchase Plan, dated December 27, 2022 (the “Third Amendment”), the Fourth Amendment to Issuer Repurchase Plan, dated May 8, 2023 (the “Fourth Amendment”), the Fifth Amendment to Issuer Repurchase Plan, dated June 26, 2023 (the “Fifth Amendment”), the Sixth Amendment to Issuer Repurchase Plan, dated November 17, 2023 (the “Sixth Amendment”), the Seventh Amendment to Issuer Repurchase Plan, dated March 6, 2024 (the “Seventh Amendment”), and the Eighth Amendment to Issuer Repurchase Plan, dated June 19, 2024 (the “Eighth Amendment”). The 2022 Purchase Plan as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, and this Ninth Amendment is hereinafter referred to as the “Purchase Plan.”

Purchaser and Stephens hereby agree as follows:

1.All capitalized terms used in this Ninth Amendment and not defined herein shall have the meanings set forth in the Purchase Plan unless the context clearly requires otherwise.

2. Effective on the date hereof, Section C.2(iii) of the Purchase Plan is hereby amended to delete the reference to December 31, 2024 and replace it with December 31, 2025. Otherwise, no other language of Section C.2(iii) of the Purchase Plan shall be modified hereunder.

3. Effective on the date hereof, Section C.3.(c) of the Purchase Plan is hereby deleted in its entirety and replaced with the following:

(c)         The “Daily Purchase Amount” for any Purchase Day shall be the maximum number of shares allowed under Rule 10b-18(b)(4) (using 25% of average daily trading volume reported for the Stock during the four calendar weeks preceding the week in which the purchase is to be effected); provided, however, that the total dollar amount of all aggregate purchases under the Purchase Plan, including any commissions or fees, during the periods set forth below shall not exceed the amounts set forth opposite the relevant period:

Period	Maximum Aggregate Purchase Amount
October 1, 2024 - December 31, 2024	$8,300,000
January 1, 2025 – January 31, 2025	$1,500,000
February 1, 2025 – February 28, 2025	$1,500,000
March 1, 2025 – March 31, 2025	$2,000,000
April 1, 2025 – April 30, 2025	$10,000,000
May 1, 2025 – May 31, 2025	$10,000,000
June 1, 2025 – June 30, 2025	$10,000,000
July 1, 2025 – July 31, 2025	$15,000,000
August 1, 2025 – August 31, 2025	$15,000,000
September 1, 2025 – September 30, 2025	$15,000,000
October 1, 2025 – October 31, 2025	$15,000,000
November 1, 2025 – November 30, 2025	$10,000,000
December 1, 2025 – December 31, 2025	$10,000,000

4.Purchaser hereby represents, warrants and covenants that (i) Purchaser is not aware of any material nonpublic information concerning the Purchaser or its securities, (ii) Purchaser is entering into this Ninth Amendment in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws, and (iii) there are no legal, contractual or regulatory restrictions applicable to Purchaser or its affiliates that would prohibit Purchaser from entering into this Ninth Amendment or prohibit any purchase pursuant to the Purchase Plan, as amended hereby.

5. Except as expressly provided in this Ninth Amendment, the provisions of the Purchase Plan, as previously amended, shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned have signed this Ninth Amendment as of the date first written above.

eXp World Holdings, Inc.Stephens Inc.

By: /s/ Kent Cheng    By: /s/ Leon Lants

Printed Name: Kent Cheng    Printed Name: Leon Lants

Title: Chief Accounting Officer   Title: Director of Trading Operations